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                                                                      EXHIBIT 3

                  ALL SECURITIES OF THE FUND PURCHASED OR SOLD
            WITHIN THE PAST TWO YEARS BY THE SOLICITING SHAREHOLDER


         Except as disclosed in this Proxy Statement, neither the Soliciting Shareholder nor its nominees for election to the Board of Directors of the Fund has, or had, any interest, director or indirect, by security holdings or otherwise, in the Fund. The following table sets forth certain information with respect to purchases of shares of Common Stock by the Soliciting Shareholder. Neither of the Soliciting Shareholder's nominees owns any shares of Common Stock. Neither the Soliciting Shareholder nor either of its nominees for election to the Board of Directors of the Fund has sold any shares of Common Stock in the last two years. The Soliciting Shareholder has sold puts covering the shares of Common Stock to third parties. If such puts are exercised by such third parties, the Soliciting Shareholder will acquire an additional ______ shares of Common Stock, representing less than 1% of the outstanding shares.

       Purchases of shares of Common Stock by the Soliciting Shareholder


       Date                                          Number of Shares Purchased
       ----                                          --------------------------

February 21, 1997                                              75,700
February 24, 1997                                              33,600
February 25, 1997                                              35,000
February 26, 1997                                              84,300
February 27, 1997                                              46,600
February 28, 1997                                              27,300
March 3, 1997                                                  35,000
March 4, 1997                                                   5,500
March 5, 1997                                                  10,000
March 6, 1997                                                   9,000
March 7, 1997                                                   6,500
March 21, 1997                                                 26,700
April 2, 1997                                                  10,000
April 3, 1997                                                   3,900
April 4, 1997                                                  40,000
April 10, 1997                                                 16,000
April 11, 1997                                                 50,000
April 14, 1997                                                  1,700
April 15, 1997                                                  3,000
April 16, 1997                                                  8,000
April 22, 1997                                                  1,400
April 24, 1997                                                  1,500
April 25, 1997                                                 20,600
May 1, 1997                                                    14,100

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       Date                                          Number of Shares Purchased
       ----                                          --------------------------

May 5, 1997                                                     6,000
May 15, 1997                                                   10,300
May 16, 1997                                                   19,800
May 19, 1997                                                   33,000
May 20, 1997                                                    4,600
May 21, 1997                                                   17,000
May 22, 1997                                                   20,000
May 23, 1997                                                      700
May 28, 1997                                                   10,500
May 29, 1997                                                  100,000
June 2, 1997                                                   12,700
June 3, 1997                                                    8,500
June 5, 1997                                                    3,200
June 9, 1997                                                   41,700
June 10, 1997                                                  73,500
June 12, 1997                                                   5,500
June 16, 1997                                                  15,000
June 17, 1997                                                  20,400
June 23, 1997                                                  51,000
June 24, 1997                                                  21,000
June 27, 1997                                                   5,000
July 3, 1997                                                    5,300
July 7, 1997                                                    9,200
July 9, 1997                                                   23,200
July 21, 1997                                                  20,000
July 28, 1997                                                  60,000
July 30, 1997                                                   5,000
August 4, 1997                                                170,000
August 5, 1997                                                  6,600
August 8, 1997                                                    100
August 11, 1997                                                10,000
August 12, 1997                                                 5,000
August 19, 1997                                                30,000
August 21, 1997                                                 8,600
August 22, 1997                                                 4,200
August 26, 1997                                                 7,400
August 27, 1997                                                 3,200
August 28, 1997                                                 7,400
August 29, 1997                                                 3,200
September 3, 1997                                              49,700
September 4, 1997                                               5,900
September 5, 1997                                               3,800
September 11, 1997                                              7,100

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       Date                                          Number of Shares Purchased
       ----                                          --------------------------
September 12, 1997                                              8,700
September 15, 1997                                              8,400
September 16, 1997                                              3,700
September 22, 1997                                                700
September 23, 1997                                              1,500
September 24, 1997                                              5,900
October 22, 1997                                                2,200
October 23, 1997                                               10,000
October 24, 1997                                               50,300
October 27, 1997                                                1,900
October 28, 1997                                                  400

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